Schedule II: Valuation and Qualifying Accounts	12 Months Ended
Dec. 31, 2015
Valuation and Qualifying Accounts [Abstract]
Schedule II: Valuation and Qualifying Accounts
Schedule II: Valuation and Qualifying Accounts
The table below details the activity of the allowance for doubtful accounts for the three years ended December 31, 2015 (in millions):

	Balance at Beginning of Year	Additions	Usage	Balance at End of Year
	(In millions)
Year ended December 31, 2013	$581	$1,128	$(1,078)	$631
Year ended December 31, 2014	$631	$1,240	$(1,646)	$225
Year ended December 31, 2015	$225	$579	$(508)	$296

Note:
Additions to the allowance for doubtful accounts are charged to expense. Additions to the allowance for sales credits are charged against revenues. For the year ended December 31, 2013 and 2014, additions included the impact from the Motorola acquisition. For the years ended December 31, 2013 and 2014, usages include the impact from the sale of Motorola Home and Mobile businesses, respectively.